Exhibit 10.26

EXECUTION COPY

INDENTURE OF TRUST

between

THE ATLANTA DEVELOPMENT AUTHORITY

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

Securing the issuance of not to exceed $70,000,000 in aggregate principal amount of The Atlanta Development Authority Taxable Lease Purchase Revenue Bonds (Tivoli Tenside Project), Series 2009 issued hereunder.

Dated as of December l, 2009

This instrument was prepared by:
Hunton & Williams LLP
600 Peachtree Street
Suite 4100
Atlanta, Georgia 3030

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Section 604.	Use of Moneys in the Bond Fund	28
Section 605.	Custody of the Bond Fund	28
Section 606.	Non-presentment of Bonds at Maturity	28
Section 607.	Trustee’s Fees, Charges and Expenses	29
Section 608.	Moneys to be Held in Trust	29
Section 609.	Repayment to the Company from the Bond Fund	29

ARTICLE VII.	CUSTODY AND APPLICATION OF PROCEEDS OF BONDS	30
Section 701.	Project Fund; Disbursements	30
Section 702.	Completion of the Project	30

ARTICLE VIII.	INVESTMENTS	31
Section 801.	Project Fund Investments	31
Section 802.	Bond Fund Investments	31
Section 803.	General Provisions Regarding Investments	31

ARTICLE IX.	POSSESSION, USE AND PARTIAL RELEASE OF PROJECT	32
Section 901.	Subordination to Rights of the Company	32
Section 902.	Release of Certain Leased Land	32
Section 903.	Granting or Release of Easements	32
Section 904.	Subordination of Indenture	32

ARTICLE X.	DISCHARGE OF LIEN	33
Section 1001.	Discharge of Lien	33
Section 1002.	Provision for Payment of Bonds	33
Section 1003.	Discharge of the Indenture	34

ARTICLE XI.	DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND BONDHOLDERS	35
Section 1101.	Defaults; Events of Default	35
Section 1102.	Acceleration	35
Section 1103.	Other Remedies	35
Section 1104.	Rights of Owners of the Bonds	36
Section 1105.	Right of Owners of the Bonds to Direct Proceedings	36
Section 1106.	Appointment of Receivers	36
Section 1107.	Application of Moneys	37
Section 1108.	Rights and Remedies Vested in Trustee	38
Section 1109.	Rights and Remedies of Owners of the Bonds	38
Section 1110.	Termination of Proceedings	39
Section 1111.	Waivers of Events of Default	39
Section 1112.	Notice of Defaults; Opportunity of the Issuer and Company to Cure Defaults	39

ARTICLE XII.	THE TRUSTEE	41
Section 1201.	Acceptance of the Trusts	41
Section 1202.	Fees, Charges and Expenses of Trustee	44

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Section 1203.	Notice to Owners of Bonds If Default Occurs	45
Section 1204.	Intervention by Trustee	45
Section 1205.	Successor Trustee	45
Section 1206.	Resignation by the Trustee	45
Section 1207.	Removal of the Trustee	45
Section 1208.	Appointment of Successor Trustee by the Owners of the Bonds; Temporary Trustee	46
Section 1209.	Concerning Any Successor Trustee	46
Section 1210.	Right of Trustee to Pay Taxes and Other Charges	46
Section 1211.	Trustee Protected in Relying Upon Resolutions, etc.	46
Section 1212.	Successor Trustee as Custodian of Funds, Paying Agent and Bond Registrar	47
Section 1213.	Trust Estate May Be Vested in Co-Trustee	47
Section 1214.	Continuation Statements	48
Section 1215.	Special Trustee Powers Due to Environmental Conditions	48

ARTICLE XIII.	SUPPLEMENTAL INDENTURES	49
Section 1301.	Supplemental Indentures Not Requiring Consent of Owners of the Bonds	49
Section 1302.	Supplemental Indentures Requiring Consent of Owners of the Bonds	49

ARTICLE XIV.	AMENDMENT OF LEASE AGREEMENT	51
Section 1401.	Amendments, etc., to Lease Agreement Not Requiring Consent of Owners of the Bonds	51
Section 1402.	Amendments, etc., to Lease Agreement Requiring Consent of Owners of the Bonds, Mortgage, and the Leasehold Mortgagee	51

ARTICLE XV.	MISCELLANEOUS	52
Section 1501.	Consents, etc	52
Section 1502.	Limitation of Rights	52
Section 1503.	Severability	53
Section 1504.	Notices	53
Section 1505.	Trustee as Paying Agent and Bond Registrar	55
Section 1506.	Payments Due on Saturdays, Sundays and Holidays	55
Section 1507.	Counterparts	55
Section 1508.	Law Governing lndenture	55

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INDENTURE OF TRUST

THIS INDENTURE OF TRUST (the “Indenture”), dated as of December 1, 2009, made and entered into by and between The Atlanta Development Authority, a public body corporate and politic created and existing under the laws of the State of Georgia (the “Issuer”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a banking corporation duly organized and validly existing under the laws of the United States of America with trust powers in the State of Georgia, and authorized to accept and execute trusts of the character herein set out, with a corporate trust office in Atlanta, Georgia, as trustee (the “Trustee”);

RECITALS

WHEREAS, the Issuer has been created pursuant to the provisions of the General Assembly of the State of Georgia (O.C.G.A. § 36-62-1 et seq., as amended) (the “Act”), and an activating resolution of the City Council of the City of Atlanta, Georgia, adopted on February 17, 1997, and approved by the Mayor of the City of Atlanta, Georgia, on February 20, 1997, the Issuer has been activated as required by the terms of the Act, its directors have been appointed as provided therein and are currently acting in that capacity and a copy of said activating resolution has been filed with the Secretary of the State of Georgia as required by law; and

WHEREAS, the Issuer has been created to develop and promote for the public good and general welfare trade, commerce, industry and employment opportunities and to promote the general welfare of the State of Georgia; the Act empowers the Issuer to issue its revenue obligations, in accordance with the applicable provisions of the Revenue Bond Law of the State of Georgia (O.C.G.A. Sections 36-82-60, et seq.), as heretofore and hereafter amended, for the purpose of financing or refinancing the acquisition, construction and installation of any “project” (as defined in the Act) for lease or sale to prospective tenants or purchasers in furtherance of the public purpose for which it was created; and

WHEREAS, after careful study and investigation the Issuer, in furtherance of the purpose for which it was created and pursuant to resolution duly adopted, has entered into that certain Lease Agreement (the “Lease Agreement”), dated as of even date herewith, with Ten Side Holdings, LLC (the “Company”), a limited liability company organized and existing under the laws of the State of Georgia, pursuant to which the Issuer has agreed to acquire, construct and equip the Project (as defined in the Lease Agreement), for the exclusive use and occupancy of the Company under the Lease Agreement and the Company has agreed to pay the Issuer specified rental payments and other payments; and

WHEREAS, after careful investigation, the Issuer has found and does hereby declare that it is in the best interest of the citizens of Fulton County that the Project be acquired, constructed and equipped and leased to the Company for the purposes stated in the Lease Agreement, all in keeping with the public purpose for which the Issuer was created; and

WHEREAS, a Project Summary for the Project has been prepared by the Company, and it is estimated that the amount necessary to finance the acquisition of the Project, including expenses incidental thereto, will not exceed $70,000,000 (said Project Summary, which may be amended from time to time by the Company, has been approved by the Issuer and is on file with the Company) and has been found by the Issuer to be for valid and lawful purposes; and

WHEREAS, the most feasible method of financing the cost of the acquisition of the Project is through the issuance hereunder of The Atlanta Development Authority Taxable Lease Purchase Revenue Bonds (Tivoli Tenside Project), Series 2009 (the “Bonds”), in the aggregate principal amount of not to exceed $70,000,000; and

WHEREAS, the execution and delivery of this Indenture and the sale, issuance and delivery of the Bonds have been in all respects duly and validly authorized by resolution duly adopted by the Issuer; and

WHEREAS, the Bonds will be delivered to and paid for by the purchaser in multiple installments as and when moneys are required to complete the acquisition, construction and installation of the Project, and the provisions of this Indenture are to be liberally read and construed in a manner which facilitates such approach to delivery and payment; and

WHEREAS, the Issuer will receive rental payments and other payments from the Company, which revenues, together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project, shall be pledged together with the Lease Agreement (except for certain Unassigned Rights) as security for the payment of the principal of and interest on the Bonds; and

WHEREAS, the Trustee recites that a condition of its acceptance of this Indenture was the receipt of a duly authorized, executed and delivered Guaranty Agreement, dated as of even date herewith, pursuant to which the Company absolutely and unconditionally guarantees the full and prompt payment of the principal of and interest on the Bonds in accordance with the provisions of this Indenture; and

WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued and delivered as provided in this Indenture, the valid, binding and legal obligations of the Issuer, according to the import thereof, and to create a valid assignment and pledge of the rental payments and other payments derived from the Lease Agreement to the payment of the principal of and interest on the Bonds and a valid assignment of all the right, title and interest of the Issuer (except for the Unassigned Rights) in the Lease Agreement, have been done and performed, and the execution and delivery of this Indenture and the execution, issuance and delivery of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS INDENTURE WITNESSETH:

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That the Issuer, in consideration of the premises and of the acceptance by the Trustee of the trusts hereby created, and of the purchase and acceptance of the Bonds by the owners thereof, and of the sum of One Dollar ($1.00), lawful money of the United States of America, to it duly paid by the Trustee, at or before the execution and delivery of these presents, and for other good and valuable considerations the receipt of which is hereby acknowledged, in order to secure the payment of the principal of and interest on the Bonds according to their tenor and effect and to insure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, has given, granted, pledged, assigned, conveyed and transferred and does by these presents give, grant, pledge, assign, convey and transfer to the Trustee, and to its successors in the trusts hereby created, and to them and their assigns forever, all of the Issuer’s estate, right, title and interest in, to and under any and all of the following described property, rights and interest:

I.

A security interest in all right, title and interest of the Issuer in the Lease Agreement and all amendments, modifications and renewals thereof (except for the Unassigned Rights).

II.

A security interest in all rental payments and other payments to be received pursuant to the Lease Agreement, together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project (except for the Unassigned Rights), and all amendments, modifications and renewals thereof.

III.

A security interest in all amounts on deposit from time to time in the Project Fund and the Bond Fund, subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein.

TO HAVE AND HOLD all the same with all privileges and appurtenances hereby given, granted, pledged, assigned, conveyed, mortgaged and transferred, or agreed or intended to be to the Trustee and its successors in said trusts and to them and their assigns forever;

IN TRUST, NEVERTHELESS, upon the terms and trusts herein set forth, for the equal and proportionate benefit, security and protection of all owners of the Bonds issued or to be issued under and secured by this Indenture, without preference, priority or distinction as to lien or otherwise of any of the Bonds over any of the others except as herein expressly provided;

PROVIDED, HOWEVER, that upon Payment in Full of the Bonds in accordance with the terms and provisions of this Indenture, this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall be of full force and effect.

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TIDS INDENTURE FURTHER WITNESSETH and it is expressly declared that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all property hereby given, granted, pledged, assigned, conveyed or transferred is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes as hereinafter expressed, and the Issuer has agreed and covenanted and does hereby agree and covenant with the Trustee and with the respective owners, from time to time, of the Bonds or any part thereof, as follows, that is to say:

ARTICLE I.

DEFINITIONS

Section 101. Definitions. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein otherwise, be given the following respective interpretations herein (terms which are not defined in this Section shall have the meaning specified in Article I of the Lease Agreement except as herein otherwise expressly provided or unless the context requires otherwise):

“Act” means an act of the General Assembly of the State of Georgia known as the “Development Authorities Law” (O.C.G.A. Section 36-62), as amended.

“Bond Fund” means the Bond principal and interest payment fund created by Section 602 hereof and within which there shall be established a General Account and a Special Account. Any reference herein to the words “Bond Fund” without further qualification shall constitute a reference to said General Account.

“Bond Purchase Agreement” means the contract of even date herewith pursuant to which the Issuer has agreed to sell, and the Purchaser has agreed to purchase, the Bonds, in accordance with the provisions thereof.

“Bond” or “Bonds” means The Atlanta Development Authority Taxable Lease Purchase Revenue Bonds (Tivoli Tenside Project), Series 2009.

“Company” means Ten Side Holdings, LLC, a Georgia limited liability company, and its successors and assigns, including any surviving, resulting or transferee entity as provided in Section 8.3 of the Lease Agreement.

“Counsel” means an attorney or firm thereof duly admitted to practice law before the highest court of any state in the United States of America or of the District of Columbia.

The term “event of default” means the events specified in Section 1101 hereof, subject to the terms of Section 1112 hereof.

“Extraordinary Services” and “Extraordinary Expenses” means all services rendered and all expenses incurred by the Trustee under this Indenture other than Ordinary Services and Ordinary Expenses.

“Financing Statements” means any and all financing statements (including continuation statements) filed for record from time to time.

“Government Obligations” means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation by the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America), which obligations, in either case, are held in the name of the Trustee and not subject to redemption prior to maturity by anyone other than the holder thereof.

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“Guaranty Agreement” means the Guaranty Agreement, of even date herewith, from the Company to the Trustee, pursuant to the terms of which the Company has absolutely and unconditionally guaranteed the payment of the principal of and interest on, the Bonds, and any amendments or supplements thereto.

“Indenture” means this Indenture of Trust, as amended, supplemented or restated from time to time.

“Independent Counsel” means an attorney, or firm thereof, duly admitted to practice law before the highest court of any state in the United States of America or of the District of Columbia and not an employee of or regularly retained by either the Issuer or the Company.

“Interest Payment Date” means, with respect to the Bonds, January l, 2010, and each January l and July l thereafter, and each date on which interest or principal is due and payable on all or part of the Bonds by reason of acceleration or redemption.

“Interest Period” means the period from and including any Interest Payment Date to and including the day immediately preceding the next following Interest Payment Date.

“Issuer’’ means The Atlanta Development Authority, a public body corporate and politic created and existing under the laws of the State of Georgia, and its lawful successors and assigns.

“Lease Agreement” or “Lease” means the Lease Agreement, of even date herewith, between the Issuer and the Company, and any amendments or supplements thereto.

“Ordinary Services” and “Ordinary Expenses” means those services normally rendered and those expenses normally incurred by a Trustee under instruments similar to this Indenture, including without limitation, fees and expenses of the Trustee as paying agent and bond registrar, and as custodian of the Project Fund and the Bond Fund hereunder.

The term “outstanding,”when used with reference to the Bonds at any date as of which the amount of outstanding Bonds is to be determined, means all Bonds which have been authenticated and delivered to Purchasers by the Trustee under this Indenture, except:

(a)          Bonds canceled at or prior to such date;

(b)          Bonds for the payment or prepayment of which sufficient moneys and/or Government Obligations meeting the terms and conditions specified in Section 1002 hereof shall have been theretofore transferred or deposited into the Bond Fund (whether upon or prior to the maturity or prepayment date of any such Bonds); provided that if such Bonds are to be prepaid prior to the maturity thereof, notice of such prepayment shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee;

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(c)          Bonds in lieu of which others have been authenticated under Section 206 hereof; and

(d)          For purposes of any consent or other action to be taken by the owners of a specified percentage of outstanding Bonds hereunder, or unless the Company or an affiliate of the Company shall own at such time 100% of the outstanding Bonds (determined without reference to this subparagraph (d)), Bonds held by the Company or an affiliate of the Company, except that in determining whether the Trustee shall be protected in relying upon any such approval or consent of an owner, only Bonds which a Responsible Officer of the Trustee actually knows to be owned by the Company or an affiliate thereof shall be disregarded, unless all Bonds are owned by the Company or an affiliate thereof, in which case such Bonds shall be considered outstanding for the purpose of such determination.

The term “owners of the Bonds” means the registered owners of the Bonds.

The term “Payment in Full of the Bonds” specifically encompasses the situations described in Sections 1001 and 1002 hereof.

“Person” means natural persons, firms, associations, corporations and public bodies and other legal entities.

The term “Principal Office of the Trustee” means the corporate trust office of the Trustee in Atlanta, Georgia, or the principal corporate trust office of any successor trustee designated pursuant to the provisions of a supplemental indenture.

“Project” means the Leased Land and the Improvements defined and described in the Lease Agreement, as each may at any time exist.

“Project Fund” means the trust fund created by the Issuer in Section 701 herein.

“Purchaser” means initially Ten Side Holdings, LLC, as Purchaser under the Bond Purchase Agreement, and its successors and assigns.

“Quitclaim Deed and Bill of Sale” means the Quitclaim Deed and Bill of Sale to be dated the date of actual execution and delivered in accordance with Section 11.4 of the Lease Agreement. The Quitclaim Deed and Bill of Sale, in substantially the form it is to be executed and delivered, is attached to the Lease Agreement as Exhibit “D.”

“Record Date” means the close of business on the 15th day (whether of not a business day) of the month immediately preceding the applicable Interest Payment Date.

“Responsible Officer of the Trustee” means, any vice president, assistant vice president or other officer of the Trustee within the Principal Office of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Principal Office of the Trustee because of such person’s knowledge of and familiarity with the particular subject and having direct responsibility for the administration of this Indenture.

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“Security interest” or “security interests” shall refer to the security interests created herein and shall have the meaning set forth in the Uniform Commercial Code of Georgia, as now or hereafter amended.

“Trust Estate” means the property described in Sections I, II and III of the Granting Clauses of this Indenture.

“Trustee” means the party so named and designated in the first paragraph of this Indenture and any co-trustee or successor trustee hereunder and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party.

“Unassigned Rights” means the rights of the Issuer in and under the Lease Agreement to be reimbursed for fees and expenses, the right of the Issuer to inspect the Project and the right of the Issuer to be indemnified.

Section 102. Use of Phrases. “Herein,” “hereby,” “hereunder,” “hereof,” “hereinbefore,” “hereinafter” and other equivalent words refer to this Indenture and not solely to the particular portion hereof in which any such word is used. The definitions set forth in Section 101 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders.

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ARTICLE II.

TERMS. EXECUTION AND DELIVERY OF THE BONDS

Section 201. Issuance of Bonds in Series. The Bonds may be issued in different series and each Bond shall have an appropriate series designation. All of the Bonds shall be equally and ratably secured by this Indenture and by the pledge herein made, it being expressly understood and agreed that no Bonds issued hereunder shall be prior to any other Bonds thereafter issued hereunder, but shall be on a parity therewith, with respect to the pledge of this Indenture.

Section 202. Dates and Places of Payment of Bonds. Each series of the Bonds shall bear such date as shall be specified in this Indenture or in the supplemental indenture providing for the issuance thereof and shall mature on such dates in such years and in such amounts as shall be fixed therefor prior to the issuance thereof. Interest on the Bonds from their respective dates until their respective maturities shall be payable at such rates as shall be fixed therefor prior to the issuance thereof.

The Bonds shall be issued as fully registered Bonds as hereinafter provided.

Each Bond shall be dated the date of its authentication and delivery by the Trustee. The Bonds shall bear interest from the Interest Payment Date next preceding the date of authentication of such Bond to which interest has been paid or provided for, unless: (1) the date of authentication of such Bond is an Interest Payment Date to which interest has been paid or provided for, then from the date of authentication thereof, or (2) no interest has been paid on such Bond, in which case from the date of authentication and delivery of such Bond or (3) such authentication date shall be after any Record Date and before the next succeeding Interest Payment Date in which case interest shall be paid from the next succeeding Interest Payment Date.

The principal of and interest on each of the Bonds shall be payable in lawful money of the United States of America by check to the owner thereof delivered at the address of such owner as shown on the bond register maintained by the Trustee as Bond Registrar (the “Bond Register”), unless there shall be in effect a home office payment agreement satisfactory to the Trustee, as provided in Section 208 hereof. Such payments shall be made to the person in whose name a Bond shall be registered on the Bond Register, with respect to payment of principal, on the date such principal is due, and, with respect to the payment of interest, as of the applicable Record Date as shown on the Bond Register. Payment of the final installment of principal of each Bond to the owner thereof shall be made upon surrender of the Bond to the Trustee. The Bond Registrar shall maintain a record of the amount and date of all payments or prepayments of the principal of and interest on the Bonds.

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Section 203. Execution; Limited Obligation. The Bonds shall be executed on behalf of the Issuer by the official manual signature of its Chair or Vice Chair and the Issuer’s corporate seal shall be affixed thereto and attested by the official manual signature of its Secretary or Assistant Secretary. The obligation of the Issuer to pay the Bonds and the interest thereon shall not be a general obligation of the Issuer but shall be a limited obligation which shall be payable from, and wholly secured by, a pledge of the rental payments and other payments received from the Company derived by the Issuer under the Lease Agreement together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project. The Bonds shall not constitute obligations of the State of Georgia, Fulton County, City of Atlanta, Georgia or any political subdivision therein. If any officer of the Issuer who shall have signed or sealed any Bonds shall cease to be such officer before such Bond so signed and/or sealed has been authenticated and delivered by the Trustee, such Bond nevertheless may be authenticated and delivered as though the person who signed and/or sealed such Bond had not ceased to be such officer, and also any Bond may be signed and sealed on behalf of the Issuer by such persons as at the actual time of execution of such Bond shall be the proper officers of the Issuer, although at the date of such Bond such persons may not have been officers of the Issuer. The Issuer has no taxing power.

Section 204.        Authentication. Only such Bonds as shall have endorsed thereon a certificate of authentication substantially in the form hereinafter set forth duly executed by the Trustee shall be entitled to any right or benefit under this Indenture. No Bond shall be valid or obligatory for any purpose unless and until such certificate of authentication shall have been duly executed by the Trustee, and such executed certificate of the Trustee upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. Said certificate of authentication on any Bond shall be deemed to have been executed by the Trustee if signed by an authorized signatory of the Trustee, but it shall not be necessary that the same signatory sign the certificate of authentication on all of the Bonds issued hereunder.

Section 205. Form of Bonds. The Bonds and the form for transfer and the validation certificate to be printed thereon, and the Trustee’s certificate to be endorsed on all Bonds shall be in substantially the form hereinafter set forth in Section 303 hereof with such appropriate variations, omissions, substitutions and insertions as are permitted or required by this Indenture and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon, as may be required to comply with any applicable laws or rules or regulations, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution of the Bonds.

Section 206. Mutilated, Lost, Stolen or Destroyed Bonds. If any Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and the Trustee may authenticate and deliver a new Bond in the same principal amount in lieu of and in substitution for the Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, stolen or destroyed Bond, there shall be first furnished to the Issuer and the Trustee evidence satisfactory to them and to the Company of the ownership of such Bond and of such loss, theft or destruction, together with indemnity satisfactory to them. If any such Bond shall have fully matured, instead of issuing a new Bond the Issuer may pay the same. The Issuer and the Trustee may charge the owner of such Bond with their reasonable fees, costs and expenses in this connection.

Section 207. Transfer of Bonds; Persons Treated as Owners. The Issuer shall cause books for the transfer of the Bonds as provided in this Indenture to be kept by the Trustee which is hereby constituted and appointed the Bond Registrar of the Issuer. Upon surrender for transfer of any Bond at the Principal Office of the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new fully registered Bond or fully registered Bonds in the same aggregate principal amount of any authorized denomination or denominations. Fully registered Bonds may be exchanged at the Principal Office of the Trustee for an equal aggregate principal amount of fully registered Bonds of any authorized denomination or denominations.

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Any Bond shall be fully transferable by the registered owner on the Bond Register to be provided for that purpose, upon presentation of such Bond for notation of transfer thereof at the Principal Office of the Trustee, as Bond Registrar, accompanied by a written instrument of transfer in form satisfactory to the Bond Registrar duly executed by the registered owner or its attorney duly authorized in writing. No service charge shall be made for any such transfer, but the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. The person in whose name any Bond is registered from time to time shall be deemed and regarded as the absolute owner thereof for all purposes and payment of or on account of the principal of and interest on such Bond shall be made only to or upon the order of the registered owner thereof, or its attorney duly authorized in writing, and neither the Issuer, the Trustee (acting in its capacity as Bond Registrar or otherwise), nor any paying agent acting for the Issuer shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon the Bonds to the extent of the sum or sums so paid.

Anything in this Indenture to the contrary notwithstanding, there shall not be effected, and the Trustee acting as Bond Registrar shall not permit the effecting of, any transfer of any Bond pursuant to the provisions of this Section, unless there is delivered to the Trustee an opinion of Counsel satisfactory to the Trustee, the Issuer and the Company to the effect that such transfer will not violate applicable securities laws, together with the consent of holder of any Superior Security Document or any Leasehold Mortgagee in their sole discretion at any time a Superior Security Document or any Leasehold Security Deed is outstanding.

All Bonds which have been surrendered to the Trustee pursuant to Section 206 or 207 of this Indenture or for the purpose of payment upon maturity or prepayment prior to maturity shall be canceled and destroyed by the Trustee and a certificate of destruction shall be delivered to the Issuer upon the Issuer’s request.

Section 208. Home Office Payment Agreement. Notwithstanding any provision of this Indenture or of any Bond to the contrary, the Issuer and the Trustee may enter into a home office payment agreement with the owner of any Bond in an original principal amount of at least $100,000, providing for the making to such owner of all payments of principal and interest on such Bond or any part thereof (other than any payment of the entire unpaid principal amount thereof) at a place, by a means and in a manner other than as provided in this Indenture and in the Bonds without presentation or surrender of such Bond, upon such conditions as shall be satisfactory to the Trustee (including the payment by Company of rental payments under the Lease directly to the owners of the Bonds in satisfaction of the principal and interest on the Bonds). The Trustee agrees to make or permit to be made payments of principal and interest on the Bonds in accordance with the provisions of such home office payment agreement. The Trustee shall not be liable to any such owner or to the Issuer for any act or omission to act on the part of the Issuer, any such owner or any agent of the Issuer, in connection with any such agreement, and the Trustee shall have no obligation in connection with any payment of principal or interest made in compliance with any such agreement and shall not be deemed to have notice of any default in the making of any such payment. Upon the transfer of any registered Bond being paid in accordance with the provisions of a home office payment agreement permitted by this Section, the owner of such registered Bond prior to the delivery of such Bond to the transferee, shall make a notation on such Bond of the date to which interest has been paid thereon and the amount of any prepayments made on account of the principal thereof, and the Trustee shall not be deemed to have notice of any such payment.

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Section 209. Notice of Prepayment. Notice of the call for any total or partial prepayment shall be given by the Trustee by mailing a copy of the prepayment notice by first class mail at least 30 days prior to the prepayment date to the registered owners of the Bonds at the addresses shown on the Bond Register.

Not later than 11:00 a.m. on the prepayment date, sufficient moneys shall be deposited in the Bond Fund to pay the Bonds or portions thereof called for prepayment and accrued interest thereon to the prepayment date. Any portion of any Bond thus called and provided for as hereinabove specified shall not bear interest after the prepayment date.

Section 210. Payment of Prepayment Price and Endorsement of Bonds. Upon the date set for prepayment in said written notice, the Trustee, as paying agent, shall pay the prepayment price in lawful moneys of the United States of America by check to the owners of the Bonds at the addresses of such owner shown in the Bond Register. By acceptance of a Bond, the owner thereof agrees that upon a partial prepayment thereof it will endorse in the space provided on the schedule attached to such Bond, the amount and date of such partial prepayment and shall immediately forward a written confirmation of such prepayment and endorsement to the Trustee.

Section 211. Pro Kata Prepayment. With respect to any partial prepayment of Bonds, the total principal amount to be prepaid shall be pro rated among the owners of the Bonds on the basis of the outstanding principal amount of the Bonds held by each owner as related to the outstanding principal amount of all Bonds.

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ARTICLE III.

THE BONDS

Section 301. Issuance of the Bonds. The Bonds (i) shall be designated “The Atlanta Development Authority Lease Purchase Taxable Revenue Bonds (Tivoli Tenside Project), Series 2009,” (ii) shall be issuable as one or more fully registered Bonds in the denomination of at least $100,000 as may otherwise be necessary to pay the final outstanding costs of the Project, (iii) shall be dated in the manner set forth in Section 202 hereof, (iv) shall bear interest at the rate of 6.00% per annum (computed on the basis of a 360-day year, consisting of twelve 30-day months) from the Interest Payment Date next preceding the date of authentication of such Bond to which interest has been paid or provided for, unless: (1) the date of authentication of such Bond is an Interest Payment Date to which interest has been paid or provided for, then from the date of authentication thereof, or (2) no interest has been paid on such Bond, in which case from the date of authentication and delivery of such Bond or (3) such authentication date shall be after any Record Date and before the next succeeding Interest Payment Date in which case interest shall be paid from the next succeeding Interest Payment Date (interest due on any Bond on any Interest Payment Date shall be paid to the Registered Owner of such Bond as shown on the registration books kept by the Registrar on the Record Date), first interest payable on the next succeeding January 1 or July 1 (whichever shall come first) and semiannually thereafter on January 1 and July 1 of each year until maturity or earlier date of prepayment, and shall mature on January 1, 2022, and (v) shall be numbered from R-1, consecutively upwards in order of authentication according to the records of the Trustee.

Section 302. Prepayment Dates and Prices. The Bonds are subject to prepayment prior to maturity by the Issuer at any time, in whole or in part (pro rata among the owners of the Bonds as provided in this Indenture), at 100% of the principal amount to be so prepaid plus accrued interest thereon to the prepayment date.

Section 303. Form of Bonds. The fully registered Bonds shall be in substantially the form set forth, to the extent provided in Section 205 hereof, as follows:

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(FORM OF BOND)

UNITED STATES OF AMERICA

STATE OF GEORGIA

THE ATLANTA DEVELOPMENT AUTHORITY

TAXABLE LEASE PURCHASE REVENUE

BOND (TIVOLI TENSIDE PROJECT)

SERIES 2009

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND IT MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED NOR MAY THE EXTENT OF ITS REGISTRATION BE REDUCED, WITHOUT OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, THE ISSUER AND THE INITIAL LESSEE OF THE PROJECT REFERRED TO IN THIS BOND TO THE EFFECT THAT SUCH TRANSFER OR CHANGE IN THE EXTENT OF REGISTRATION WILL NOT VIOLATE APPLICABLE SECURITIES LAWS.

No. R_	$______

FOR VALUE RECEIVED, The Atlanta Development Authority (the “Issuer”), a public body corporate and politic duly created and existing under the laws of the State of Georgia, hereby promises to pay to Ten Side Holdings, LLC, or registered assigns, solely from the fund hereinafter described and from no other source, on the first day of January, 2022, the principal sum of

__________________________ DOLLARS

and to pay to the registered owner hereof solely from said special fund, interest hereon at the rate of 6.00% per annum (calculated on the basis of a 360-day year consisting of twelve 30-day months), from the dated date hereof or from the last Interest Payment Date to which interest has been paid (interest due on any Bond on any Interest Payment Date shall be paid to the Registered Owner of such Bond as shown on the registration books kept by the Registrar on the Record Date), first interest payable on the next succeeding January 1 or July 1 (whichever shall come first) and semiannually thereafter on January 1 and July 1 each year until payment of the principal amount of this bond. The principal of and the interest on this bond shall be payable in lawful money of the United States of America by check mailed to the registered owner hereof at the orders shown on the Bond Register or to the order of any subsequent registered owner hereof shown on the Bond Register, unless there shall be in effect, as provided in the hereinafter mentioned Indenture, a home office payment agreement satisfactory to the Trustee. Payment of the final installment of interest on and principal of this bond shall be made upon surrender of this Bond to The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Such payment shall be made to the person in whose name this bond is registered on the Bond Register with respect to payment of principal, on the date such principal is due and with respect to the payment of interest.

13

“Record Date” shall mean the close of business on the 15th day (whether or not a Business Day) of the calendar month immediately preceding the applicable Interest Payment Date.

This bond is a fully registered bond comprising one of a duly authorized series in the aggregate principal amount of not to exceed $70,000,000 (the “bonds”), of like tenor except as to numbers, issued under and secured by an Indenture of Trust, dated as of December 1, 2009, by and between the Issuer and the Trustee (the “Indenture”), and an authorizing resolution of the Issuer, adopted on August 21, 2008, for the purpose of financing the acquisition, construction and equipping of certain land, buildings, structures and other facilities to be used as a mixed-use, multifamily development comprised of 336 multifamily housing units and approximately 38,600 square feet of street level retail space (the “Project”) for lease to Ten Side Holdings, LLC, a Georgia limited liability company (the “Company”) pursuant to a Lease Agreement, dated as of December 1, 2009 (the “Lease Agreement”), between the Issuer and the Company.

The Indenture recites that the bonds of this series may be delivered to, and paid for by, the purchaser, in multiple installments as and when moneys are required to complete the acquisition, construction and installation of the Project.

THIS BOND AND THE INTEREST HEREON SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OR A GENERAL OBLIGATION OR A PLEDGE OF THE FAITH AND CREDIT OF THE STATE OF GEORGIA OR OF THE CITY OF ATLANTA, FULTON COUNTY AND DOES NOT DIRECTLY, INDIRECTLY OR CONTINGENTLY OBLIGATE SAID STATE OR MUNICIPALITY TO LEVY OR TO PLEDGE ANY FORM OF TAXATION WHATEVER FOR THE PAYMENT OF SUCH PRINCIPAL AND INTEREST. THE ISSUER HAS NO TAXING POWER. THIS BOND IS PAYABLE SOLELY FROM THE RENTAL PAYMENTS AND OTHER PAYMENTS RECEIVED UNDER THE LEASE AGREEMENT TOGETHER WITH ALL OTHER RENTS, REVENUES AND RECEIPTS ARISING OUT OF OR IN CONNECTION WITH THE ISSUER’S OWNERSHIP OF THE PROJECT (EXCEPT FOR CERTAIN UNASSIGNED RIGHTS) AND THE ISSUER IS OBLIGATED TO PAY THE PRINCIPAL OF AND THE INTEREST ON THIS BOND ONLY FROM AMOUNTS PLEDGED THEREFOR PURSUANT TO THE INDENTURE. NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OF AND THE INTEREST ON THIS BOND AGAINST ANY OFFICER, DIRECTOR, EMPLOYEE, AGENT OR MEMBER OF THE ISSUER.

This bond is issued and the Indenture was authorized, executed and delivered by the Issuer under and pursuant to the laws of the State of Georgia, including particularly an act of the General Assembly of the State of Georgia (O.C.G.A. Section 36-62), as amended, and the aforesaid resolution of the Issuer. Pursuant to the terms of the Lease Agreement, the Company must pay to the Issuer rental payments which are pledged to, and will be fully sufficient to provide for, the payment of the principal of and the interest on the bonds as the same become due.

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As additional security for the payment of the Bonds, the Company will enter into a Guaranty Agreement with the Trustee, dated as of December 1, 2009, under the terms of which the Company will unconditionally guarantee to the Trustee, for the benefit of the owners of the Bonds, the payment of the principal of and redemption price, if any, and interest on the Bonds as the same become due.

The Issuer has agreed that it will use its best efforts to keep the Project continuously leased and will prescribe and collect rental payments therefor sufficient to pay when due the principal of and the interest on the bonds. Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund which is charged with, and pledged to, the payment of the principal of and the interest on the bonds, the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer and the Trustee, the rights of the owners of the bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Lease Agreement may be modified and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this bond prior to the maturity or prepayment date hereof, to all of the provisions of which the owner hereof, by the acceptance of this bond, assents.

The bonds of this series are subject to prepayment prior to maturity by the Issuer at any time, in whole or in part, pro rata among the owners of the bonds of this series as provided in the Indenture, at 100% of the principal amount to be so prepaid plus accrued interest thereon to the prepayment date.

When this bond (or any portion hereof) is called for prepayment as aforesaid, notice thereof shall be given by mailing a copy of the prepayment notice by first class mail at least thirty days prior to the prepayment date to the registered owner of this bond at the addresses shown on the registration books.

Less than the entire principal amount of this bond may be prepaid and in such case, upon the surrender of such bond (a) appropriate endorsement shall be made thereon by the Trustee to reflect such partial prepayment, or (b) there shall be issued to the registered owner hereof, without charge therefor, for the unredeemed balance of the principal amount of this bond, fully registered bonds in any of the authorized denominations, as more fully set forth in the Indenture.

By acceptance of this bond, the owner hereof agrees that in the event it elects not to surrender this bond to the Trustee as described in the foregoing paragraph, upon a partial prepayment of this bond it will endorse in the space provided on the schedule attached hereto, the amount and date of such partial prepayment and shall immediately forward a written confirmation of such prepayment and endorsement to the Trustee.

This bond is transferable by the registered owner hereof in person or by his attorney duly authorized in writing at the principal office of the Trustee, but only in the manner, subject to the conditions, consents and limitations and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this bond. Upon such transfer, a new fully registered bond or fully registered bonds in the same aggregate principal amount and of any authorized denomination or denominations shall be issued to the transferee or transferees in exchange therefor.

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The owner of this bond shall have the right to enforce the payment of the principal hereof and the interest hereon at or after the maturity hereof, and the owner of this bond shall have the right to enforce the provisions of the Indenture and to institute action to enforce the covenants therein, and to take any action with respect to any Event of Default under the Indenture, and to institute, appear in or defend any suit or other proceedings with respect thereto, as provided in the Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the principal of all the bonds issued under the Indenture and then outstanding may become or may be declared due and payable before the stated maturity thereof, together with the interest accrued thereon. Modifications or alterations of the Indenture, or of any supplements thereto, may be made only to the extent and in the circumstances permitted by the Indenture.

This bond is issued with the intent that the laws of the State of Georgia shall govern its construction.

It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Georgia to happen, exist and be performed precedent to and in the issuance of this bond, the execution of the Indenture and the adoption of the aforesaid resolution by the Issuer, have happened, exist and have been performed. The issuance of this bond and the series of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

This bond shall not be entitled to any benefit under the Indenture nor shall it become valid or obligatory for any purpose until it shall have been authenticated by execution by the Trustee of the certificate hereon endorsed.

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IN WITNESS WHEREOF, The Atlanta Development Authority has caused this bond to be executed in its name by the signature of its Chair and its corporate seal to be hereunto affixed and attested by the signature of its Secretary, all as of the _ day of                                                  , 2009.

THE ATLANTA
DEVELOPMENT
AUTHORITY

By:
Chair

ATTEST

Secretary

(SEAL)

*  *  *  *

*

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TRUSTEE’S AUTHENTICATION

CERTIFICATE

Date of authentication:

The above bond is one of the fully registered bonds described in the above mentioned Indenture of Trust, and is hereby authenticated on its dated date as specified above.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

By:

*  *  *  *  *

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[FORM OF VALIDATION CERTIFICATE TO APPEAR ON FACE OF BOND]

VALIDATION CERTIFICATE

STATE OF GEORGIA COUNTY

OF FULTON

The undersigned Clerk of the Superior Court of Fulton County, Georgia, HEREBY CERTIFIES that the within bond was confirmed and validated by judgment of the Superior Court of Fulton County, Georgia, rendered on the 18th day of February, 2009, civil action file number 2009-CV-163998, and FURTHER CERTIFIES that:

1) On February 13, 2009, an intervenor (the “Intervenor”) appeared and filed a “Memorandum and Notice Regarding Prohibited Transaction” setting forth objections to the bond validation referred to in said record.

2) On February 16, 2009, a validation hearing was held and an order validating the bonds was entered on February 18, 2009.

3) On February 19, 2009, Intervenor filed a Complaint in Intervention and filed the following four motions thereafter: (a) Motion to Vacate and Set Aside Order (February 20, 2009), (b) Amended Motion to Vacate and Set Aside Order (February 23, 2009), (c) Motion To Amend Validation Order and/or For Judgment On The Pleadings (March 9, 2009), and (d) Motion To Amend Validation Order to a Directed Verdict in Favor of Intervenor (March 16, 2009). All motions filed in connection with the intervention have been considered and ruled upon by the Court.

4) On March 20, 2009, Intervenor filed a “Notice of Appeal” and subsequently filed a “Dismissal of Appeal” on April 8, 2009.

5) Except as described herein, no other intervention or objection was raised or filed in connection with the validation of the Bonds referred to in said record and that the validation order has been entered.

WITNESS the manual or a duly authorized reproduced facsimile of my signature and the reproduced facsimile seal of said court.

(SEAL)

Clerk, Superior Court, Fulton
County, Georgia

*  *  *  *  *

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PAYMENTS ON ACCOUNT OF PRINCIPAL

Partial prepayments of the principal of this bond have been made, as follows:

DATE	AMOUNT PREPAID	BALANCE OF PRINCIPAL AMOUNT UNPAID	AUTHORIZED SIGNATURE OF OWNER OF THIS BOND

* * * *

*

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(Form of Assignment and Transfer)

FOR VALUE RECEIVED,                             the undersigned, hereby sells, assigns and transfers unto                           (Tax Identification or Social Security No.           ) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints                          attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

Signature Guarantee:

(Authorized Officer) Signature must be guaranteed by an institution which is a participant in the Securities Transfer Agent Medallion Program (STAMP) or similar program.	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

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Section 304. Authentication and Delivery of Bonds. Immediately following the execution and delivery of this Indenture, the Issuer will deliver a Bond numbered R-1 executed by the Issuer to the Trustee, together with an order signed by the Chair or Vice Chair of the Issuer calling for the authentication and delivery of said Bond, and the Trustee in accordance with such order, shall authenticate and deliver said Bond as in this Indenture provided and not otherwise.

Prior to the authentication and delivery by the Trustee of the aforesaid Bond which it will be initially ordered to authenticate and deliver hereunder, there shall be filed with the Trustee:

1.          A copy, duly certified by the Secretary or Assistant Secretary of the Issuer, of the resolution by the Issuer authorizing the issuance of the Bonds and the execution, delivery and performance of this Indenture, the Lease Agreement and the Bond Purchase Agreement.

2.          An original executed counterpart of this Indenture, the Lease Agreement, the Bond Purchase Agreement and the Guaranty.

3.          Copies of the initial Financing Statements filed by the Company to perfect the security interests created herein.

4.          An order to the Trustee on behalf of the Issuer and signed by its Chair or Vice Chair to authenticate and deliver a fully registered bond of a specified denomination to the purchaser named in the Bond Purchase Agreement upon payment to the Trustee, but for the account of the Issuer, of a specified sum of money, or in lieu thereof, the Bond Purchaser shall make a book entry of the purchase of such Bond on its books and notify the Trustee of such entry with a direction to authenticate. The proceeds from the sale of any such Bond shall be deposited in the Project Fund, unless the purchase shall be done by book entry, as hereinafter provided in Article VII.

Prior to the authentication and delivery by the Trustee of any Bond subsequent to the authentication and delivery of the Bond which it shall have been initially ordered to authenticate and deliver hereunder as hereinabove provided, there shall be filed with the Trustee a designation in substantially the form of that which is attached to the Bond Purchase Agreement as Exhibit “A” thereto. Unless the Trustee shall be notified in writing to the contrary by the Chair, Vice Chair, Secretary or Assistant Secretary of the Issuer not less than five business days prior to the Closing Date specified in said designation, the Trustee may conclusively presume that said designation constitutes, and said designation will constitute, an order of the Issuer to authenticate and deliver to the purchaser named in the Bond Purchase Agreement a fully registered Bond of the designated denomination in accordance with the terms of such designation upon the payment to the Trustee, but for the account of the Issuer, of the purchase price of said Bond as specified in the Bond Purchase Agreement. The proceeds from the sale of any such Bond may be made by book entry on the books of the bondholder, so long as the Bond Purchaser is also the Lessee, or alternatively may be deposited in the Project Fund as hereinafter provided in Article VII. Immediately following the authentication and delivery of any such Bond by the Trustee pursuant to a designation described above, the Trustee shall notify the Issuer in writing of the accomplishment of said authentication and delivery.

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ARTICLE IV.

RESERVED

23

ARTICLE V.

GENERAL COVENANTS

Section 501. Payment of Principal and Interest. The Issuer covenants that it will promptly pay the principal of and interest on the Bonds at the place, on the dates and in the manner provided herein and in the Bonds according to the true intent and meaning hereof and thereof. The principal and interest are payable solely from rental payments and other payments received from the Company under the Lease Agreement together with all other rents, revenues and receipts (except for certain Unassigned Rights) arising out of or in connection with the Issuer’s ownership of the Project. The Bonds and the interest thereon shall not be deemed to constitute a debt or a general obligation of the State of Georgia or the City of Atlanta or Fulton County, and the Bonds do not directly, indirectly or contingently obligate said State or County to levy or to pledge any form of taxation whatsoever for the payment of the principal of or interest on the Bonds. The principal of and interest on the Bonds are payable solely from the Trust Estate, including amounts held in the Bond Fund and specifically from the Special Account established therein pursuant to Section 602 hereof.

Section 502. Performance of Covenants; Issuer. The Issuer covenants that it will faithfully perform at all times any and all covenants, agreements, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond, and in all proceedings of the Issuer pertaining thereto. The Issuer covenants that it is duly authorized under the laws of the State of Georgia to issue the Bonds and to execute, deliver and perform the obligations contained in this Indenture and to pledge the Lease Agreement and the rental payments and other payments received from the Company under the Lease Agreement together with all other rents, revenues and receipts (except for certain Unassigned Rights) arising out of or in connection with its ownership of the Project in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution, delivery and performance of this Indenture has been duly and effectively taken, and that the Bonds are and will be valid and enforceable limited obligations of the Issuer according to the import thereof.

Section 503. Ownership; Instruments of Further Assurance. The Issuer covenants that it lawfully owns and is lawfully possessed of the Leased Land (subject, however, to Permitted Encumbrances) and that it has good and marketable fee simple title therein and thereto and that it holds and owns the Improvements, that it will defend its title in and to the Leased Land and every part thereof to the Trustee, and its respective successors and assigns, for the benefit of the owners of the Bonds against the claims and demands of all persons whomsoever, subject to the Permitted Encumbrances described in the Lease Agreement including, without limitation, any Superior Security Document. The foregoing covenants are subject to the limitations described in Section 3.4 of the Lease Agreement. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better giving, granting, pledging, assigning, conveying, transferring, assuring and confirming unto the Trustee all and singular the rents, revenues and receipts pledged hereby to the payment of the principal of and interest on the Bonds. The Issuer covenants that, except for the Quitclaim Deed and Bill of Sale, and except as herein and in the Lease Agreement provided, it will not sell, convey, encumber or otherwise dispose of any part of the Project.

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Section 504. Payment of Taxes, Charges, etc. Pursuant to the provisions of Section 6.3 of the Lease Agreement, the Company has agreed to pay all lawful taxes, assessments and charges at any time levied or assessed upon or against the Project, or any part thereof, which might impair or prejudice the lien of this Indenture; provided, however, that nothing contained in this Section 504 shall require the payment of any such taxes, assessments or charges if the same are not required to be paid under the provisions of Section 6.3 of the Lease Agreement.

Section 505. Maintenance and Repair. Pursuant to the provisions of Section 6.1 of the Lease Agreement, the Company has agreed at its own expense to keep the Improvements and all other improvements and property forming a part of the Project in as reasonably safe condition as the operation thereof will permit, subject to its discretion, under the circumstances set forth in the Lease Agreement.

Section 506. Recordation of the Lease Agreement, Financing Statements and Continuation Statements. The Issuer covenants that it will cause the Lease Agreement or a memorandum of lease in lieu thereof, and all Financing Statements and all supplements thereto and hereto to be recorded and filed by the Company and at the expense of the Company in such manner and in such places as may be required by law in order to fully protect and preserve the interest of the owners of the Bonds in the rights, privileges and options of the Trustee hereunder and the Trustee has covenanted in Sectin 8.9 of the Lease Agreement to cause continuation statements with respect to said Financing Statements to be kept recorded and filed in such manner and in such places as may be required by law in order to fully protect and preserve the interest of the owners of the Bonds as aforesaid.

Section 507. Inspection of Project Books. The Issuer covenants that all books and documents in the Issuer’s possession relating to the rents, revenues and receipts derived from the Project shall at all times during normal business hours be open to inspection by such accountants or other agents as the Trustee may, from time to time, designate. The Issuer shall be given at least 48 hours prior written notice of any such inspection and the opportunity to have a representative present during such inspection.

Section 508. Priority of Pledge. The pledge hereby made of the Lease Agreement and the rental payments and other payments received from the Company under the Lease Agreement together with all other rents, revenues and receipts (except for certain Unassigned Rights) arising out of or in connection with the Issuer’s ownership of the Project constitutes a first and prior pledge thereof and shall not be impaired directly or indirectly by the Issuer or the Trustee and the payments, rents, revenues and receipts from the Project and the Issuer’s interest in the Lease Agreement shall not otherwise be pledged and no persons shall have any rights with respect thereto except as provided herein and in the Lease Agreement. Notwithstanding the foregoing, the parties hereto acknowledge prior pledge by the Company of its rents, leases and profits to holder of Any superior security documents and Leasehold Security Deed, and acknowledge the Company’s right to further pledge its rents, leases and profits to the holder of any Superior Security Document or Leasehold Security Deed to the extent permitted hereunder or in Article IX of the Lease Agreement.

25

Section 509. Rights Under Lease Agreement. The Lease Agreement sets forth the respective obligations of the Issuer and the Company relating to the leasing of the Project, including a provision that subsequent to the initial issuance of the Bonds and prior to Payment in Full thereof, the Lease Agreement may not be effectively amended, changed, modified, altered or terminated without the written consent of the Trustee (other than as provided therein) which consent shall not be unreasonably withheld, conditioned or delayed. Reference is hereby made to the Lease Agreement for a detailed statement of the obligations of the Company thereunder, and the Issuer agrees that the Trustee in its own name or in the name of the Issuer may enforce all rights of the Issuer (except for the Unassigned Rights) and all obligations of the Company under and pursuant to the Lease Agreement for and on behalf of the owners of the Bonds, whether or not the Issuer is in default hereunder.

Section 510. Quitclaim Deed and Bill of Sale. The Trustee agrees that it will hold in escrow the Quitclaim Deed and Bill of Sale, executed by the Issuer, as Grantor, and will deliver the Quitclaim Deed and Bill of Sale to the Company, at the written direction of the Company after there has occurred a Payment in Full of the Bonds.

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ARTICLE VI.

REVENUES AND

FUNDS

Section 601. Source of Payment of Bonds. The obligation of the Issuer to pay the principal of and interest on the Bonds is not a general obligation of the Issuer but is a limited obligation payable solely from the Trust Estate, including rental payments and other payments received from the Company under the Lease Agreement together with all other rents, revenues and receipts (except for certain Unassigned Rights) arising out of or in connection with the Issuer’s ownership of the Project and as authorized and provided herein.

The Project has been leased under the Lease Agreement and the rental payments provided for in Section 5.3 of the Lease Agreement are to be remitted directly to the Trustee for the account of the Issuer (except for any moneys paid or other payments made directly to the owner of a fully-registered Bond pursuant to the provisions of a Home Office Payment Agreement permitted pursuant to Section 208 hereof) and are to be deposited in the Bond Fund. Said rental payments are sufficient in amount and become due in a timely manner so as to insure the prompt payment of the principal of and interest on the Bonds.

The Company has also executed the Guaranty Agreement wherein the Company has absolutely and unconditionally guaranteed the full and prompt payment of the principal of and interest on the Bonds.

Section 602. Creation of the Bond Fund. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated “The Atlanta Development Authority Revenue Bond Fund - Tivoli Tenside Project, Series 2009,” which shall be used to pay the principal of and interest on the Bonds. There shall be established as trust accounts within the Bond Fund a General Account and a Special Account. ,The Special Account may be established by the Trustee for bookkeeping purposes only and moneys designated as being held in the Special Account may be held in any segregated account designated by the Trustee for such purpose. Any reference in this Indenture to “Bond Fund” without further qualification or explanation shall constitute a reference to said General Account.

Section 603. Payments into the Bond Fund. There shall be paid into the Bond Fund all accrued interest, if any, derived from the sale of the Bonds. In addition, there shall be paid into the Bond Fund, as and when received, (a) all rental payments specified in Section 5.3 of the Lease Agreement (except for any moneys paid or other payments made directly to the owner of a fully registered Bond pursuant to the provisions of a Home Office Payment Agreement permitted pursuant to Section 208 hereof), (b) all moneys required to be so deposited from the Project Fund, as provided in the Lease Agreement, (c) all other moneys received by the Trustee under and pursuant to any of the provisions of the Lease Agreement or this Indenture which are required or which are accompanied by directions that such moneys are to be paid into the Bond Fund and (d) any money received from the Company pursuant to the Guaranty Agreement.

The Issuer covenants that so long as any of the Bonds are outstanding it will pay, or cause to be paid, into the Bond Fund from the sources of payment described in Section 601 hereof sufficient moneys to promptly pay the principal of and interest on the Bonds as the same become due and payable. Nothing herein shall be construed as requiring the Issuer to operate the Project or to use any funds from any source to pay the principal of and interest on the Bonds or to pay the costs of maintaining and insuring the Project other than rents, revenues and receipts arising out of or in connection with its ownership of the Project.

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Section 604. Use of Moneys in the Bond Fund.

(a)          Except as provided in Section 609 hereof, moneys in the Bond Fund shall be used solely for the payment of the principal of and interest on the Bonds. No part of the rental payments under the Lease Agreement required to be paid into the Bond Fund (excluding prepayments under Section 9.4 of the Lease Agreement) shall be used to prepay, prior to maturity, a portion of any Bond; provided, that whenever the moneys held in the Bond Fund (in the General Account and in the Special Account) from any source whatsoever are sufficient to prepay all of the Bonds and to pay interest accrued thereon prior to such prepayment, the Issuer agrees to take and cause to be taken the necessary steps to prepay all of the Bonds from the sources herein provided on the next succeeding prepayment date for which the required prepayment notice can be given; and, provided further, that any moneys in the Bond Fund other than rental payments may be used to prepay a portion of the Bonds so long as the Company is not in default with respect to any rental payments under the Lease Agreement.

(b)          At the maturity date or prepayment date prior to maturity of each Bond, the Trustee shall transfer from the General Account in the Bond Fund to the Special Account in the Bond Fund sufficient moneys to pay all principal of and interest (if any) then due and payable with respect to each such Bond. Moneys so transferred into said Special Account shall not thereafter be invested in any manner but shall be held by the Trustee without liability on the part of the Trustee or the Issuer for interest thereon until actually paid out for the purposes intended.

The Issuer hereby authorizes and directs the Trustee to withdraw, from time to time, sufficient moneys from the Special Account in the Bond Fund to pay the principal of and interest on the Bonds as the same become due and payable, which authorization and direction the Trustee hereby accepts.

Section 605. Custody of the Bond Fund. The Bond Fund shall be held by the Trustee as a trust fund for the benefit of the owners of the Bonds. The General Account and the Special Account established in the Bond Fund shall also constitute trust accounts.

Section 606. Non-presentment of Bonds at Maturity. If any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the prepayment date, provided moneys sufficient to pay such Bond shall have been made available to the Trustee and are held in the Special Account in the Bond Fund for the benefit of the owner thereof, all liability of the Issuer to the owner thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon it shall be the duty of the Trustee to hold such moneys in said Special Account, without liability for interest thereon, for the benefit of the owner of such Bond who shall thereafter be restricted exclusively to moneys held in said Special Account, for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond.

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Section 607. Trustee’s Fees. Charges and Expenses. Pursuant to the terms of the Lease Agreement the Company has agreed to pay directly to the Trustee: (i) an amount equal to the annual fee of the Trustee for its Ordinary Services rendered as Trustee, paying agent and Bond Registrar and its Ordinary Expenses incurred under this Indenture, (ii) the reasonable fees, costs and expenses of Trustee’s Counsel, as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for Extraordinary Expenses incurred by it under this Indenture, as and when the same become due. As specified in Section 5.3 of the Lease Agreement, the Company shall not be deemed to be in default under the Lease Agreement so long as it is contesting in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such Extraordinary Services and Extraordinary Expenses.

Section 608. Moneys to be Held in Trust. All moneys paid over to the Trustee for the account of the Bond Fund under any provision of this Indenture shall be held in trust by the Trustee for the benefit of the owners of the Bonds entitled to be paid therefrom.

Section 609. Repayment to the Company from the Bond Fund.

(a)          Any moneys remaining in the General Account in the Bond Fund after payment in full of all Bonds (taking into consideration that sufficient moneys or obligations such as are described in Section 1002 hereof have been transferred to and/or deposited in the Special Account in the Bond Fund to pay all principal of and interest then due and payable with respect to each Bond not yet presented for payment and to pay all principal and interest relating to each Bond which is not yet due and payable but with respect to which the lien of this Indenture has been defeased upon compliance with Article X hereof), the fees, charges and expenses of the Trustee, any paying agents and the Bond Registrar which have accrued and which will accrue and all other items required to be paid hereunder (other than items payable from the special account in the Bond Fund) shall be paid to the Company upon the expiration or sooner termination of the term of the Lease Agreement.

(b)          Any moneys held by the Trustee in the Special Account in the Bond Fund in trust for the payment of the principal of or interest on any Bond remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company, and the owner of such Bond shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof and all liability of the Issuer and the Trustee with respect to such trust money shall thereupon cease.

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ARTICLE VII.

CUSTODY AND APPLICATION OF PROCEEDS OF
BONDS

Section 701. Project Fund; Disbursements. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated “The Atlanta Development Authority Revenue Bonds Project Fund - Tivoli Tenside Project, Series 2009.” The proceeds derived from the sale of the Bonds and moneys received from the Company pursuant to Section 4.2 of the Lease Agreement shall be paid into the Project Fund, unless the entry is made on the books of the bondholder, on behalf of the Issuer, as provided in Section 304 hereof. Moneys in the Project Fund shall be disbursed in accordance with the provisions of the Lease Agreement, and particularly Section 4.3 thereof.

The Issuer agrees to promptly take all necessary and appropriate action in approving and ordering all such disbursements. The Trustee is hereby authorized and directed to issue its checks for each disbursement required by the aforesaid provisions of the Lease Agreement and the Trustee shall be relieved of all liability with respect to making disbursements in accordance with the provisions of Section 4.3 of the Lease Agreement.

The Trustee shall maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and shall file quarterly statements with respect thereto with the Company and, upon the Issuer’s written request, with the Issuer.

Section 702. Completion of the Project. The completion of the acquisition of the Project and the payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee of the certificate of the Company executed on behalf of the Company by an Authorized Lessee Representative, upon which the Trustee may conclusively rely, which certificate shall state that all costs and expenses in connection with the Project and payable out of the Project Fund have been paid except for costs and expenses not then due and payable with respect to which funds are being retained in the Project Fund with the approval of the Company for the payment of the same. As soon as practicable, and in any event not later than 60 days from the date of the certificate referred to above, any moneys remaining in the Project Fund (other than moneys retained to pay costs and expenses not then due and payable) shall, without further authorization (but subject to the fulfillment of the conditions specified in Section 4.3(e) of the Lease Agreement relating to the transfer of moneys from the Project Fund to the Bond Fund), be deposited by the Trustee into the Bond Fund with written advice to the Issuer and the Company of such action unless the Company shall have arranged for the purchase of Bonds in the open market and shall have directed the Trustee to settle the purchase of such Bonds for the purpose of cancellation in accordance with Section 4.3(e) of the Lease Agreement.

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ARTICLE VIII.

INVESTMENTS

Section 801. Project Fund Investments Moneys held in the Project Fund or in any other trust fund or account held by the Trustee hereunder (except the Bond Fund or an account in the Bond Fund) shall be invested and reinvested by the Trustee at the oral direction of the Company, promptly confirmed in writing by the Trustee, in accordance with the treatment prescribed for Project Fund moneys in Section 4.6 of the Lease Agreement. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Project Fund or other pertinent trust fund and the interest accruing thereon and any profit resulting therefrom shall be credited to the Project Fund or other pertinent trust fund and any loss resulting therefrom shall be charged to the Project Fund or other pertinent trust fund. The Trustee is directed to sell and convert to cash a sufficient amount of such investments whenever the cash held in the Project Fund is insufficient to pay a requisition when presented or to otherwise make a timely disbursement required to be made therefrom.

Section 802. Bond Fund Investments. Moneys held in the Bond Fund (other than moneys held in the special account in the Bond Fund referred to in Section 604(b) hereof) shall be invested and reinvested by the Trustee at the written request and direction of the Authorized Lessee Representative, in accordance with the treatment prescribed for Project Fund moneys in Section 4.6 of the Lease Agreement. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Bond Fund and the interest accruing thereon and any profit resulting therefrom shall be credited to the Bond Fund and any loss resulting therefrom shall be charged to the Bond Fund. The Trustee is directed to sell and convert to cash a sufficient amount of such investments in the Bond Fund whenever the cash held in the Bond Fund is insufficient to provide for the payment of the principal of (whether at the maturity date or prepayment date prior to maturity) and interest on the Bonds as the same become due and payable.

Section 803. General Provisions Regarding Investments. The Trustee may conclusively rely upon the instructions of the Company or the Authorized Lessee Representative, as applicable, as to both the suitability and legality of the directed investments. If the Company elects to give the Trustee oral investment instructions and the Trustee in its discretion elects to act upon such oral investment instructions, the Trustee’s understanding of such oral investment instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such oral investment instructions notwithstanding such oral investment instructions conflict or are inconsistent with a subsequent written investment instruction. Ratings of permitted investments shall be determined at the time of purchase of such permitted investments and without regard to ratings subcategories. The Trustee may make any and all such investments through its own investment department or that of its affiliates or subsidiaries, and may charge its ordinary and customary fees for such trades, including cash sweep account fees. In the absence of investment instructions from the Company or the Authorized Lessee Representative, as applicable, the Trustee shall not be responsible or liable for keeping the moneys held by it hereunder fully invested in permitted investments.

Although the Issuer and the Company each recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Issuer and the Company hereby agree that confirmations of permitted investments are not required to be issued by the Trustee for each month in which a monthly statement is rendered. No statement need be rendered for any fund or account if no activity occurred in such fund or account during such month.

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ARTICLE IX.

POSSESSION. USE AND PARTIAL RELEASE OF PROJECT

Section 901. Subordination to Rights of the Company. So long as the Company is not in default under the Lease Agreement, this Indenture and the rights, options and privileges hereunder of the Trustee and the owners of the Bonds, are specifically made subject and subordinate to the rights, options, obligations and privileges of the Company set forth in the Lease Agreement. So long as not otherwise provided in this Indenture, the Company shall be suffered and permitted to possess, use and enjoy the Project and its appurtenances so as to carry out its rights and obligations under the Lease Agreement.

Section 902. Release of Certain Leased Land. Reference is made to the provisions of the Lease Agreement, including, without limitation, Section 8.7 thereof, wherein the Issuer and the Company have reserved the right to withdraw certain portions of the Leased Land (as defined in the Lease Agreement) from the Lease Agreement upon compliance with the terms and conditions of the Lease Agreement and subject to the terms of any Superior Security Document while outstanding. The Trustee shall release from this Indenture all rights to and liens on the revenues and receipts derived from such released land upon compliance with the provisions of the Lease Agreement. The Trustee is hereby authorized and directed to execute and record or cause to be executed and to be properly recorded any and all instruments reasonably requested by the Company to effectuate a conveyance of the portion of the Leased Land so released and to terminate any security interest or other lien with respect thereto.

Section 903. Granting or Release of Easements. Reference is made to the provisions of the Lease Agreement, including, without limitation, Section 8.6 thereof, wherein the Company has reserved the right to grant or release easements and take other action upon compliance with the terms and conditions of the Lease Agreement, subject to the terms of any Superior Security Document while outstanding. The Trustee shall confirm in writing any action taken by the Company under said Section 8.6 upon compliance with the provisions of the Lease Agreement.

Section 904. Subordination of Indenture. The rights and options granted to Lessee pursuant to the Lease shall be and remain prior and superior to this Indenture and may be exercised whether or not the Lessee is in default thereunder.

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ARTICLE X.

DISCHARGE OF LIEN

Section 1001. Discharge of Lien. If the Issuer shall pay or cause to be paid the principal of and interest on the Bonds at the times and in the manner stipulated therein and herein, and if the Issuer shall keep, perform and observe all and singular the covenants and agreements in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, then the lien of this Indenture, these presents and the Trust Estate shall cease, determine and be void, and thereupon the Trustee shall cancel and discharge this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be required to cancel and discharge this Indenture and reconvey to the Issuer the Trust Estate, and assign and deliver to the Issuer so much of the Trust Estate as may be in its possession or subject to its control, except for moneys and Government Obligations held in the Bond Fund for the purpose of paying Bonds which have not yet been presented for payment and moneys and obligations in the Bond Fund required to be paid to the Company pursuant to Section 609 hereof. At the written direction of the Company and upon Payment in Full of the Bonds, the Trustee shall deliver the Quitclaim Deed and Bill of Sale to the Company pursuant to Section 11.4 of the Lease Agreement.

Section 1002. Provision for Payment of Bonds. Bonds shall be deemed to have been paid within the meaning of Section 1001 hereof if:

(a)          there shall have been irrevocably deposited in the Bond Fund either

(i)          sufficient moneys; or

(ii)         Government Obligations of such maturities and interest payment dates and bearing such interest as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings thereon (said earnings to be held in trust also), be sufficient, together with any moneys referred to in subsection (i) above, for the payment at their respective maturities or prepayment dates prior to maturity, of the principal thereof, together with the interest accrued and to accrue to such maturity or prepayment dates, as the case may be; or

(iii)        if the Company or an affiliate of the Company is the owner of 100% of the Outstanding Bonds, all such Outstanding Bonds, together with any moneys or obligations referred to in subsections (i) and (ii) above or if the Company or an affiliate of the Company is the owner of 100% of the Outstanding Bonds, there shall have been irrevocably tendered to the Trustee for cancellation, all Outstanding Bonds.

(b)          there shall have been paid to the Trustee all Trustee’s fees and expenses (including its fees and expenses in connection with its duties as paying agent and bond registrar) due or to become due in connection with the payment or prepayment of the Bonds; and

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(c)          if any Bonds are to be prepaid on any date prior to their maturity, the Issuer shall have given to the Trustee in form satisfactory to the Trustee irrevocable instructions to prepay such Bonds on such date and either evidence satisfactory to the Trustee that all prepayment notices required by this Indenture have been given or irrevocable power authorizing the Trustee to give such prepayment notices.

Section 1003. Discharge of the Indenture. Notwithstanding the fact that the lien of this Indenture upon the Trust Estate may have been discharged and canceled in accordance with Section 100l hereof, this Indenture and the rights granted and duties imposed hereby, to the extent not inconsistent with the fact that the lien upon the Trust Estate may have been discharged and canceled, shall nevertheless continue and subsist until the principal of and interest on all of the Bonds shall have been fully paid or the Trustee shall have returned to the Company pursuant to this Indenture all funds theretofore held by the Trustee for payment of any Bonds not theretofore presented for payment.

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ARTICLE XI.

DEFAULT PROVISIONS AND REMEDIES

OF TRUSTEE AND BONDHOLDERS

Section 1101. Defaults; Events of Default. If any of the following events occurs, subject to the terms of Section 1112 hereof, it is hereby defined as and declared to be and to constitute an “event of default” under this Indenture:

(a)          default in the due and punctual payment of any interest on any Bond; or

(b)          default in the due and punctual payment of the principal of any Bond, whether at the maturity thereof or any prepayment date prior to maturity, or upon maturity thereof by declaration; or

(c)          default in the performance or observance of any other of the covenants, agreements or conditions on the part of the Issuer in this Indenture or in the Bonds contained; or

(d)          the occurrence of an “Event of Default” under the Lease Agreement as provided in Section 10.1 thereof; or

(e)          the Company shall have effected a transaction in violation of Section 8.3 of the Lease Agreement.

Section 1102. Acceleration. Upon the occurrence of an event of default, and subject to the waiver provisions of Section 1111 hereof, the owners of not less than 25% in principal amount of Bonds outstanding may, by notice in writing, instruct the Trustee, to declare the principal of all Bonds and the interest accrued thereon to the date of such acceleration immediately due and payable, by notice in writing delivered to the Issuer, and the same shall thereupon become and be immediately due and payable. Upon any declaration of acceleration hereunder, the Trustee shall immediately declare all rental payments due under the Lease Agreement to be immediately due and payable in accordance with Section 10.2 of the Lease Agreement.

Section 1103. Other Remedies. Upon the occurrence of an event of default, and subject to the waiver provisions of Section 1111 hereof, the Trustee, subject to the prior written consent of the Bondholders, shall have the power to proceed with any right or remedy granted by the Constitution and laws of the State of Georgia, as it may deem best, including any suit, action or special proceeding in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any proper, legal or equitable remedy as the Trustee shall deem most effectual to protect the rights aforesaid, insofar as such may be authorized by law, and the right to the appointment, as a matter of right and without regard to the sufficiency of the security afforded by the Trust Estate, of a receiver for all or any part of the Trust Estate and the rents, revenues and receipts thereof; the rights herein specified are to be cumulative to all other available rights, remedies or powers and shall not exclude any such rights, remedies or powers. Without intending to limit the foregoing rights, remedies and powers by virtue of such specification, the Trustee is authorized to further assign the Issuer’s right, title and interest in the Lease Agreement to a successor trustee in the manner set forth in this Indenture. When the Trustee incurs costs and expenses or renders services after the occurrence of an event of default, such expenses and the compensation for such services are intended to constitute expenses of administration under any federal or state bankruptcy, insolvency, arrangement, moratorium, reorganization or other debt relief law.

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Section 1104. Rights of Owners of the Bonds. Upon the occurrence of an event of default and if requested so to do by the owners of a majority in principal amount of Bonds outstanding and indemnified as provided in Section 120l(m) hereof, the Trustee shall be obliged to exercise such one or more of the rights and remedies conferred by this Article as the owners of the Bonds shall have instructed the Trustee, subject, however to the provisions of Section 1215 hereof.

No right or remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the owners of the Bonds) is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to any other right or remedy given to the Trustee or to the owners of the Bonds or now or hereafter existing at law, in equity or by statute.

No delay or omission to exercise any right or remedy accruing upon any event of default shall impair any such right or remedy or shall be construed to be a waiver of any such event of default or acquiescence therein; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient.

No waiver of any event of default hereunder, whether by the Trustee or by the owners of the Bonds, shall extend to or shall affect any subsequent event of default or shall impair any rights or remedies consequent thereon.

Section 1105. Right of Owners of the Bonds to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, the owners of a majority in principal amount of Bonds outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

Section 1106. Appointment of Receivers. Upon the occurrence of an event of default and upon the filing of a suit or other commencement of judicial proceedings to enforce the rights and remedies of the Trustee and of the owners of the Bonds under this Indenture, the Trustee shall be entitled, as a matter of right, to the appointment of a receiver or receivers of the Project and of the rents, revenues and receipts thereof and therefrom, pending such proceedings, with such powers as the court making such appointment shall confer.

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Section 1107. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this Article shall, after payment of the reasonable costs and expenses of the proceedings resulting in the collection of such moneys and of the fees, expenses (including, without limitation, counsel fees, costs and expenses), liabilities and advances of, incurred or made by the Trustee, be deposited in the Bond Fund and all moneys in the Bond Fund shall be applied as follows:

(a)          Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such moneys shall be applied:

first - To the payment to the persons entitled thereto of all installments of interest then due on the Bonds (other than installments of interest on Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond Fund), in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

second - To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than principal of Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the special account in the Bond Fund), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege.

(b)          If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds (other than principal of and interest on Bonds with respect to the payment of which moneys and/or Government Obligations are set aside in the Special Account in the Bond Fund), without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege.

(c)          If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (b) of this Section in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of paragraph (a) of this Section.

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Whenever moneys are to be applied pursuant to the provisions of this Section, such moneys shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date, and shall not be required to make payment to the owner of any Bonds until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if paid in full.

Whenever all Bonds and interest thereon have been paid under the provisions of this Section 1107 and all expenses and charges of the Trustee have been paid, any balance remaining in the Bond Fund shall be paid to the Company as provided in Section 609 hereof.

Section 1108. Rights and Remedies Vested in Trustee. Subject to the provisions of Section 1104, all rights and remedies of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment shall be for the equal benefit of the owners of the Bonds.

Section 1109. Rights and Remedies of Owners of the Bonds. No owner of any Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture, for the execution of any trust thereof or for the appointment of a receiver or to enforce any other right or remedy hereunder, unless a default has occurred of which the Trustee has been notified in writing as provided in subsection (h) of Section 1201 hereof, or of which by said subsection it is deemed to have notice, nor unless also such default shall have become an event of default and the owners of 25% in principal amount of Bonds outstanding shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also such owners have offered to the Trustee indemnity as provided in Section 1201(m) hereof, nor unless also the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its, his or their own name or names. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other right or remedy hereunder; it being understood and intended that no one or more owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his, her or their action or to enforce any right or remedy hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the owners of all Bonds. Nothing in this Indenture contained shall, however, affect or impair the right of any owner of the Bonds to enforce the payment of the principal of and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of and interest on each of the Bonds issued hereunder to the respective owners hereof at the time, place, from the source and in the manner expressed in the Bonds.

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Section 1110. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right or remedy under this Indenture by the appointment of a receiver, by entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

Section 1111. Waivers of Events of Default. The Trustee (a) may waive any event of default hereunder and its consequences and rescind any declaration of maturity of principal and its consequences, if such event of default has been cured and there is no longer continuing any default hereunder, and (b) shall waive any event of default hereunder and its consequences and rescind any declaration of maturity of principal, upon the written request of the owners of a majority in principal amount of the Bonds outstanding; provided, however, that there shall not be waived (i) any event of default pertaining to the payment of the principal of any Bond at its maturity date or any prepayment date prior to maturity, or (ii) any event of default pertaining to the payment when due of the interest on any Bond, unless prior to such waiver or rescission, all arrears of principal (due otherwise than by declaration) and interest, with interest (to the extent permitted by law) at the rate borne by the Bonds on overdue installments of principal and interest and all arrears of payments of principal when due, as the case may be, and all fees, costs and expenses of the Trustee in connection with such event of default (including reasonable attorneys’ fees, costs and expenses), shall have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such event of default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the owners of the Bonds shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other event of default, or impair any right consequent thereon.

Section 1112. Notice of Defaults; Opportunity of the Issuer and Company to Cure Defaults. No default specified in Section l l0l(c) hereof shall constitute an event of default hereunder until notice of such default by registered or certified mail shall be given by the Trustee to the Issuer and the Company, and the Issuer shall have had 30 days after receipt of such notice to correct said default or cause said default to be corrected, and shall not have corrected said default or caused said default to be corrected within the applicable period; provided, further, that if a default specified in said Section ll0l(c) be such that it can be corrected but not within the period specified herein, it shall not constitute the basis of an event of default hereunder (i) if corrective action capable of remedying such default is instituted by the Issuer within the applicable period and diligently pursued until the default is corrected, and (ii) if the Issuer shall within the applicable period furnish to the Trustee a certificate executed as provided in Section 1201(f) hereof certifying that said default is such that it can be corrected but not within the applicable period and that corrective action capable of remedying such default has been instituted and is being diligently pursued and will be diligently pursued until the default is corrected. The Issuer shall notify the Trustee by certificate executed as above when such default has been corrected. The Trustee shall be entitled to conclusively rely upon any such certificate given pursuant to this Section.

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With regard to any default concerning which notice is given to the Company or the Issuer under the provisions of this Section 1112, the Issuer hereby grants to the Company full authority to perform any obligation the performance of which by the Issuer is alleged in said notice to be in default, such performance by the Company to be in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

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ARTICLE XII.

THE TRUSTEE

Section 1201. Acceptance of the Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform its duties hereunder as would an ordinarily prudent trustee, but only upon and subject to the following express terms and conditions:

(a)          The Trustee, prior to the occurrence of an event of default and after the curing of all events of default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. In case an event of default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b)          The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees and shall not be liable for the conduct of the same if such attorneys, agents, receivers or employees are selected with reasonable care, and shall be entitled to advice of Counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

(c)          The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for the recording or re-recording, filing or re-filing of this Indenture, or the Lease Agreement, or for insuring the Trust Estate or any part of the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds, or for the value of or title in and to the Trust Estate or any part of the Project or otherwise as to the maintenance of the security hereof; except that if the Trustee enters into possession of a part or all of the Trust Estate pursuant to any provision of this Indenture it shall use due diligence in preserving the same, and the Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, agreements or conditions on the part of the Issuer or on the part of the Company under the Lease Agreement, except as hereinafter set forth; but the Trustee may require of the Issuer or the Company full information and advice as to the performance of the covenants, agreements and conditions aforesaid and as to the condition of the Trust Estate. The Trustee shall not be liable for any loss suffered in connection with any investment of funds made by it in accordance with Sections 801 and 802 hereof.

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(d)          The Trustee may become the owner of Bonds with the same rights which it would have if it were not Trustee.

(e)          The Trustee may conclusively rely upon and shall be fully protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or documents believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee, pursuant to this Indenture upon the request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

(f)          As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to conclusively rely upon a certificate signed on behalf of the Issuer by the Chair or Vice Chair of the Issuer and attested by the Secretary or Assistant Secretary of the Issuer as sufficient evidence of the facts therein contained and prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary or Assistant Secretary of the Issuer under its seal to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

(g)          The right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

(h)          The Trustee shall not be required to take notice or be deemed to have notice of any default hereunder or under the Lease Agreement except, to the extent hereinafter provided, failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article V hereof and failure by the Company to make the rental payments required to be made under Section 5.3 of the Lease, unless the Trustee shall be specifically notified in writing of such default by the Issuer or by the owners of at least 25% in principal amount of the Bonds. The Trustee shall not be deemed to have notice of any of the defaults described in the preceding sentence during any period or with respect to any Bond in respect of which a home office payment agreement is in effect, unless specifically notified in writing of such default by the Purchaser, the Issuer or the Company. All notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the Principal Office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default except as aforesaid.

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(i)          The Trustee shall not be personally liable for any debts contracted or for damages to persons or property, or for salaries or non-fulfillment of contracts during any period in which it may be in the possession of or managing the Project as in this Indenture provided.

(j)          At reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives who are acceptable to the Company, and accompanied by an official of the Company, shall have the right to inspect the Project as well as all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take copies of such memoranda from and in regard thereto only as required from the books, papers and records of the Issuer.

(k)          The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

(1)          Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions of Counsel, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee relevant to and deemed desirable in connection with the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

(m)         Before taking any action hereunder the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, including, but not limited to, any liability arising directly or indirectly under any federal, state or local statute, rule, law or ordinance related to the protection of the environment or to hazardous substances, except liability which is adjudicated to have resulted from the gross negligence or willful misconduct of the Trustee by reason of any action so taken. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur liability, financial or otherwise, in the performance of any of its duties or the exercise of any of its rights or powers hereunder.

(n)          All moneys received by the Trustee or any paying agent for the Bonds shall, until used or applied or invested as herein provided, be held in trust for the purpose for which they were received but need not be segregated from other funds except to the extent required herein or by law. Neither the Trustee nor any such paying agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon.

(o)          The Trustee shall not be accountable for the use or application by the obligor of any of the Bonds or the proceeds thereof or for the use or application of any money paid over by the Trustee in accordance with the provisions of this Indenture or for the use and application of money received by any paying agent.

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(p)          Notwithstanding the effective date of this Indenture or anything to the contrary in this Indenture, the Trustee shall have no liability or responsibility for any act or event relating to this Indenture which occurs prior to the date the Trustee formally executes this Indenture and commences acting as Trustee hereunder.

(q)          The Trustee shall have no responsibility with respect to any information, statement or recital in any official statement, offering memorandum or any other disclosure material prepared or distributed with respect to the Bonds and shall have no responsibility for compliance with any state or federal securities laws in connection with the Bonds.

(r)          The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Issuer and the Company, respectively, shall provide to the Trustee an incumbency certificate listing designated persons with the authority to provide such instructions, which incumbency certificate shall be amended whenever a person is to be added or deleted from the listing. If the Issuer or the Company elect to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Issuer and the Company each agree to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

(s)          The Trustee shall not be responsible or liable for any failure or delay in the performance of its obligation under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; hurricanes or tropical storms; wars; terrorism; similar military disturbances; sabotage; epidemic; riots; interruptions; loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Trustee shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

Section 1202. Fees, Charges and Expenses of Trustee. The Trustee shall be entitled to payment and/or reimbursement for reasonable fees for its Ordinary Services rendered hereunder and all advances, Counsel fees, costs and expenses and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services and, if it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by its gross negligence or willful misconduct, it shall not be entitled to compensation or reimbursement therefor. Upon the occurrence of an event of default, but only upon such occurrence, the Trustee shall have a first lien on the Trust Estate with right of payment prior to payment of the principal of and interest on any Bond for the foregoing advances, fees, costs and expenses incurred.

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Section 1203. Notice to Owners of Bonds If Default Occurs. If a default occurs of which the Trustee is by subsection (h) of Section 1201 hereof required to take notice then the Trustee shall give written notice thereof by first class mail to the registered owners of Bonds, and, as to defaults described in Section ll0l(c) hereof, to the Issuer.

Section 1204. Intervention by Trustee. In any judicial proceeding to which the Issuer is a party which, in the opinion of the Trustee and its Counsel, has a substantial bearing on the interest of the owners of the Bonds outstanding, the Trustee may intervene on behalf of the owners of the Bonds and shall do so if requested in writing by the owners of at least 25% in principal amount of the Bonds and is properly indemnified to its satisfaction. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

Section 1205. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 1206. Resignation by the Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving 30 days’ written notice to the Issuer and the Company and by first class mail to each registered owner of Bonds, and such resignation shall take effect at the end of such 30-day period, or upon the earlier appointment of a successor Trustee by the owners of the Bonds or by the Issuer. Such notice to the Issuer and the Company may be served personally or sent by registered or certified mail. The Trustee’s right to fees and indemnity survives the resignation of the Trustee.

Section 1207. Removal of the Trustee. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, and signed by the owners of a majority in principal amount of the Bonds. The Trustee’s right to fees and indemnity survives the removal of the Trustee.

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Section 1208. Appointment of Successor Trustee by the Owners of the Bonds; Temporary Trustee. If the Trustee hereunder shall resign, be removed, be dissolved, be in course of dissolution or liquidation, or shall otherwise become incapable of acting hereunder or in case it shall be taken under the control of any public officer, officers or a receiver appointed by a court, a successor may be appointed by the owners of a majority in principal amount of the Bonds, by an instrument or concurrent instruments in writing signed by such owners, or by their attorneys in fact, duly authorized; provided, nevertheless, that in case of such vacancy the Issuer by an instrument signed by the Chair of the Issuer and attested by the Secretary or Assistant Secretary of the Issuer under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the owners of the Bonds in the manner above provided; and any such temporary Trustee shall immediately and without further act be superseded by the Trustee so appointed by such owners of the Bonds. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank (having trust powers) in good standing, within or outside the State of Georgia, having an unimpaired capital and surplus of not less than fifty million dollars ($50,000,000), if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

Section 1209. Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee in order to more fully and certainly vest in such successor the estates, properties, rights, powers and trusts hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee in each recording office where the Indenture and Lease Agreement shall have been filed and/or recorded.

Section 1210. Right of Trustee to Pay Taxes and Other Charges. If any tax, assessment or governmental or other charge upon any part of the Trust Estate or the Project is not paid as required herein, the Trustee may pay such tax, assessment or charge, without prejudice, however, to any rights of the Trustee or the owners of the Bonds hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the rate per annum borne by the Bonds, shall become so much additional indebtedness secured by this Indenture, and the same shall be given a preference in payment over the principal of and interest on the Bonds and shall be paid out of the revenues and receipts from the Trust Estate, if not otherwise caused to be paid; but the Trustee shall not be under obligation to and shall not make any such payment unless it shall have been requested to do so in writing by the owners of a majority in principal amount of the Bonds and shall have been provided with sufficient moneys for the purpose of making such payment.

Section 1211. Trustee Protected in Relying Upon Resolutions, etc. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of moneys hereunder.

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Section 1212. Successor Trustee as Custodian of Funds, Paying Agent and Bond Registrar. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or has been removed shall cease to be the owner of the Project Fund and Bond Fund, paying agent for the principal of and interest on the Bonds and Bond Registrar, and the successor Trustee shall become such owner, paying agent and Bond Registrar.

Section 1213. Trust Estate May Be Vested in Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State of Georgia) denying or restricting the right of banking corporations or associations to transact business as a trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement of either the Indenture or the Lease Agreement upon the occurrence of an event of default, it may be necessary that there be appointed an additional individual or institution as a separate Trustee or Co-Trustee. The following provisions of this Section 1213 are adapted to these ends.

In the event of the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to the Trust Estate or to take any other action which may be necessary or desirable in connection therewith, the Issuer with the consent of the Company may appoint, and at the request of the Trustee shall appoint, a separate Trustee or Co-Trustee and each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate Trustee or Co-Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every covenant and obligation necessary to the exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

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Section 1214. Continuation Statements. Notwithstanding anything to the contrary contained herein, the Trustee shall not be responsible for any initial filings of any Financing Statements or the information contained therein (including the exhibits thereto), the perfection of any such security interests, or the accuracy or sufficiency of any description of collateral in such initial filings or for filing any modifications or amendments to the initial filings required by any amendments to Article 9 of the Uniform Commercial Code. In addition, unless the Trustee shall have been notified in writing by the Issuer or the Company that any such initial filing or description of collateral was or has become defective, the Trustee shall be fully protected in (i) relying on such initial filing and descriptions in filing any continuation statements or modifications thereto pursuant to this Section and (ii) filing any continuation statements in the same filing offices as the initial filings were made. The Trustee shall cause to be filed a continuation statement with respect to each Uniform Commercial Code financing statement relating to the Bonds which was filed at the time of the issuance thereof, in such manner and in such places as the initial filings were made, provided that a copy of the filed original financing statement is timely delivered to the Trustee. The Company shall be responsible for the reasonable costs incurred by the Trustee in the preparation and filing of all continuation statements hereunder.

Section 1215. Special Trustee Powers Due to Environmental Conditions. Prior to exercising any remedy against the Project which requires the Trustee to re-enter and take possession of the Project, to sub-lease the Project, to terminate the Lease Term and use its best efforts to lease the Project to another lessee, or to exercise any remedies under the U.C.C. of the State or any similar remedy, the Trustee may cause an environmental assessment of the Project to be made and to take such action, based upon advice by its counsel, to safeguard the Trustee from liability and to protect the Trust Estate from liability or impairment of value.

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ARTICLE XIII.

SUPPLEMENTAL INDENTURES

Section 1301. Supplemental Indentures Not Requiring Consent of Owners of the Bonds. The Issuer and the Trustee may without the consent of, or notice to, any of the owners of the Bonds, but with consent of the Mortgagee or any Leasehold Mortgagee (procured as provided in Section 1302 hereof), enter into an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provision hereof for any one or more of the following purposes:

(a)          to cure any ambiguity or formal defect or omission in this Indenture;

(b)          to grant to or confer upon the Trustee for the benefit of the owners of the Bonds any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the owners of the Bonds or the Trustee or either of them;

(c)          to subject to the lien and pledge of this Indenture additional rents, revenues or receipts, properties or collateral held or received by the Issuer; or

(d)          in connection with any other changes in this Indenture which are not to the prejudice of the interests of any registered owner of the Bonds, or in the judgment of the Trustee, is not to the prejudice of the interests of the Trustee.

Section 1302. Supplemental Indentures Requiring Consent of Owners of the Bonds. Exclusive of supplemental indentures covered by Section 1301 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the owners of not less than 66 2/3% in principal amount of the Bonds outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding with the consent of the holder of a Superior Security Document in its sole discretion while the Superior Security Document or any Leasehold Security Deed is outstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section contained shall permit, or be construed as permitting (a) an extension of the maturity date (or mandatory sinking fund redemption) on which the principal of or the interest on any Bond is, or is to become, due and payable, (b) a reduction in the principal amount of any Bond or the rate of interest thereon, (c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or (d) a reduction in the principal amount of the Bonds required for consent to such supplemental indenture.

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If the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be given to the owners of the Bonds and to the holder of a Superior Security Document or any Leasehold Mortgagee while any Superior Security Document or any Leasehold Security Deed is outstanding. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the Principal Office of the Trustee for inspection by all owners of the Bonds. If, within 60 days or such longer period as shall be prescribed by the Issuer following the giving such notice, the owners of not less than 66 2/3% in principal amount of the Bonds outstanding shall have consented to and approved the execution of such supplemental indenture as herein provided together with any required consent of the Mortgagee, no owner of any Bond shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any marmer to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be modified and amended in accordance therewith.

Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XIII which affects any right or obligation of the Company under the Lease Agreement shall not become effective unless and until the Company shall have consented in writing to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed by certified or registered mail or overnight delivery to the Company at least 60 days prior to the proposed date of execution and delivery of any such supplemental indenture.

The Trustee may require an opinion of Counsel stating that any proposed supplemental indenture under either Section 1301 or 1302 conforms to the requirements of and is permitted by the Indenture.

The Trustee shall have no obligation to execute any supplemental indenture which affects its own rights, duties, obligations or compensation.

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ARTICLE XIV.

AMENDMENT OF LEASE AGREEMENT

Section 1401. Amendments, etc.. to Lease Agreement Not Requiring Consent of Owners of the Bonds. The Trustee shall without the consent of, or notice to, the owners of the Bonds consent to any amendment, change or modification of the Lease Agreement as may be required (i) by the provisions of the Lease Agreement or this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission in the Lease Agreement, (iii) in connection with additional real property which pursuant to the Lease Agreement is to become part of the Leased Land, (iv) in connection with the machinery, fixtures, equipment and related property described in Exhibit “B” to the Lease Agreement, if any, so as to more precisely identify the same or substitute additional machinery, fixtures, equipment and related property acquired with the proceeds of the Bonds in accordance with the provisions of Sections 4.1 and 4.2 of the Lease Agreement, or (v) in connection with any other change therein which, in the judgment of the Trustee, does not prejudice the interests of the Trustee or the owners of the Bonds. The Trustee may require an opinion of counsel stating that any proposed amendment to the Lease under this Section 1401 or Section 1402 conforms to the requirements of and is permitted by this Indenture; provided, however, that the consent of the Mortgagee or any Leasehold Mortgagee in its sole discretion is required at any time any Superior Security Document or any Leasehold Security Deed is outstanding.

Section 1402. Amendments, etc., to Lease Agreement Requiring Consent of Owners of the Bonds and the Leasehold Mortgagee. Except for the amendments, changes or modifications as provided in Section 1401 hereof, neither the Issuer nor the Trustee shall consent to any other amendment, change or modification of the Lease Agreement without the delivery of notice and the written approval or consent of the owners of not less than two-thirds (2/3) in principal amount of the Bonds outstanding given and procured as provided in Section 1302 hereof and the consent of the Mortgagee or any Leasehold Mortgagee, in its sole discretion, at any time any Superior Security Document or any Leasehold Security Deed is outstanding. If at any time the Issuer and the Company shall request the consent of the Trustee (and the Mortgagee or any Leasehold Mortgagee to the extent required herein) to any such proposed amendment, change or modification of the Lease Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 1302 hereof with respect to proposed supplemental indentures; provided, however, that the Trustee shall have no obligation to consent to the execution of any amendment, change or modification of the Lease Agreement which affects its own rights, duties, obligations or compensation. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the Principal Office of the Trustee for inspection by owners of the Bonds.

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ARTICLE XV.

MISCELLANEOUS

Section 1501.. Consents, etc. of Owners of the Bonds.

(a)          Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the owners of the Bonds may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such owners in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer and the Company, together with the prior written consent of Mortgagee to the extent required herein. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee, the Company and the Issuer, if made in the manner provided in this Section.

(b)          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)          The fact and date of execution of any such instrument or writing may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

(d)          The ownership of Bonds shall be proved by the registration books kept by the Trustee as Bond Registrar.

(e)          Any request, demand, authorization, direction, notice, consent, waiver or other action by any owner of the Bonds shall bind every future owner of the same Bond in respect of anything done or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

Section 1502. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the parties hereto, the Company and the owners of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants, agreements, conditions and provisions herein contained; this Indenture and all of the covenants, agreements, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Company and the owners of the Bonds as herein provided. No breach of any provisions of this Indenture will result in pecuniary liability to the Issuer or any of its officers, members, agents, directors or employees.

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Section 1503. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

Section 1504. Notices. Any notice, request or other communication (a “notice”) required or permitted to be given hereunder shall be in writing and shall be delivered by hand or overnight courier (such as United Parcel Service or Federal Express), sent by facsimile (provided a copy of such notice is deposited with an overnight courier for next business day delivery) or mailed by United States registered or certified mail, return receipt requested, postage prepaid and addressed to each party at its address as set forth below. Any such notice shall be considered given on the date of such hand or courier delivery, confirmed facsimile transmission (provided a copy of such notice is deposited with an overnight courier for next business day delivery), deposit with such overnight courier for next business day delivery, or receipt via the United States mail, but the time period (if any is provided herein) in which to respond to such notice shall commence on the date of hand or overnight courier delivery or on the date received following deposit in the United States mail as provided above. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice. By giving at least five (5) days’ prior written notice thereof, any party may from time to time and at any time change its mailing address hereunder. Any notice of any party may be given by such party’s counsel. Notice addresses are as follows:

(a)	If to the Issuer:	The Atlanta Development Authority
86 Pryor Street, S.W., Suite 300
Atlanta, Georgia 30303
Attention: Chair
Facsimile: (404)-888-0863

	with a copy to:	The Atlanta Development Authority
86 Pryor Street, S.W., Suite 300
Atlanta, Georgia 30303
Attention: Veronica Jones, Esq., General Counsel
Facsimile: (404) -880-3999

Hunton & Williams LLP 600 Peachtree Street, N.E. Suite 4100
Atlanta, Georgia 30308
Attention: Douglass P. Selby, Esq.
Facsimile: (404) 888-4190

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(b)	If to the Company:	Ten Side Holdings, LLC
c/o Tivoli Properties, Inc.
One Overton Park, Suite 1150
3625 Cumberland Boulevard, S.E.
Atlanta, Georgia 30339-6410
Attention: Mr. Scott L.
Leventhal Facsimile: 770-272-7460

with a copy to:	Seyfarth Shaw LLP
1545 Peachtree Street, NE
Suite 700
Atlanta, Georgia 30309
Attention: Daniel M. McRae, Esq.
Facsimile: 404-892-7056

(c)	If to the Trustee:	The Bank of New York Mellon
Trust Company, N.A.
900 Ashwood Parkway, Suite 425
Atlanta, Georgia 30338
Attention: Corporate Trust Department
Facsimile: 770-698-5195

(d)	If to the Mortgagee:	KeyBank National
Association 127 Public Square
Cleveland, Ohio 44114
Attention: Commercial Real Estate Department

A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer, the Company or the Trustee shall be given to each of the others and to the Mortgagee and any Leasehold Mortgagee if any Superior Security Document and any Leasehold Security Deed are outstanding. The Issuer, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

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Section 1505. Trustee as Paying Agent and Bond Registrar. The Trustee is hereby designated and agrees to act as paying agent and Bond Registrar for and in respect of the Bonds.

Section 1506. Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of principal of or interest on the Bonds or the date fixed for prepayment of any Bonds shall be, in the city of payment, a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment of principal For interest need not be made on such date in such city but may be made on the next succeeding business day not a Saturday, Sunday, legal holiday or day upon which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for prepayment, and no interest shall accrue for the period after such date.

Section 1507. Counterparts. This Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 1508. Law Governing Indenture. The effect and meaning of this Indenture and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of Georgia without regard to conflict of law principles.

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(CORPORATE SEAL)

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A., as Trustee

By:	/s/ Kelly O’Connor

Name:	Kelly O’Connor

Title:	Senior Associate

(Signature Page to Indenture of Trust)

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IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and behalf by its Chair and its corporate seal to be hereunto affixed and attested by its Secretary, and to evidence its acceptance of the trusts hereby created the Trustee has caused these presents to be signed in its name and behalf and its official seal to be hereunto affixed and attested by its duly authorized officers, all as of the date first above written.

(CORPORATE SEAL)	THE ATLANTA DEVELOPMENT AUTHORITY
Attest:

	By:	/s/ Shirley Franklin
Chair
/s/ Veronica C. Jones
Secretary

[Signature Page of Indenture of Trust]

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